CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer of The Treasurer's Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 3, 2005           /s/ Bruce N. Alpert
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                                 Bruce N. Alpert, Principal Executive Officer &
                                 Principal Financial Officer